UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2017

HENRY SCHEIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Restatement of Existing Private Placement Shelf Facilities

On September 15, 2017, Henry Schein, Inc. (the “Company”) amended and restated its Private Shelf Agreement, dated as of August 9, 2010, by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential affiliate which becomes party thereto, to, among other things, extend the outside date for the issuance period to September 15, 2020 (the “Amended and Restated Prudential Facility”). As of the date hereof, notes in the aggregate principal amount of $250,000,000 have been issued under the Amended and Restated Prudential Facility.

The foregoing description of the Amended and Restated Prudential Facility in this Form 8-K is not complete and is qualified in its entirety by the actual terms of the Amended and Restated Prudential Facility, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Additionally, on September 15, 2017, the Company amended and restated its Master Note Facility, dated as of August 9, 2010, by and among the Company, NYL Investors LLC (as successor in interest to New York Life Investment Management LLC) (“New York Life”) and each New York Life affiliate which becomes party thereto, to, among other things, increase the aggregate principal amount of notes available under the facility from $275,000,000 to $300,000,000 and to extend the outside date for the issuance period to September 15, 2020 (the “Amended and Restated New York Life Facility”). As of the date hereof, notes in the aggregate principal amount of approximately $235,700,000 have been issued under the Amended and Restated New York Life Facility.

The foregoing description of the Amended and Restated New York Life Facility in this Form 8-K is not complete and is qualified in its entirety by the actual terms of the Amended and Restated New York Life Facility, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Further, on September 15, 2017, the Company amended and restated its Master Note Purchase Agreement, dated as of April 27, 2012, by and among the Company, Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Advisors Company, LLC (“MLIAC,” and together with MLIC, “MetLife”) and each other MetLife affiliate which becomes party thereto, to, among other things, extend the outside date for the issuance period to September 15, 2020 (the “Amended and Restated MetLife Facility”). As of the date hereof, notes in the aggregate principal amount of $50,000,000 have been issued under the Amended and Restated MetLife Facility.

The foregoing description of the Amended and Restated MetLife Facility in this Form 8-K is not complete and is qualified in its entirety by the actual terms of the Amended and Restated MetLife Facility, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Amended and Restated Private Shelf Agreement dated September 15, 2017, by and among the Company, PGIM, Inc. and each Prudential affiliate which becomes party thereto.

4.2	Amended and Restated Master Note Facility dated September 15, 2017, by and among the Company, NYL Investors LLC and each New York Life affiliate which becomes party thereto.

4.3	Amended and Restated Master Note Purchase Agreement dated September 15, 2017, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Advisors Company, LLC and each MetLife affiliate which becomes party thereto.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Private Shelf Agreement dated September 15, 2017, by and among the Company, PGIM, Inc. and each Prudential affiliate which becomes party thereto.

4.2	Amended and Restated Master Note Facility dated September 15, 2017, by and among the Company, NYL Investors LLC and each New York Life affiliate which becomes party thereto.

4.3	Amended and Restated Master Note Purchase Agreement dated September 15, 2017, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Advisors Company, LLC and each MetLife affiliate which becomes party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: September 18, 2017	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel